Exhibit 10.04

Amendment and Restatement of
Schedules to Amended and Restated Omnibus Agreement

November 1, 2017
An Amended and Restated Omnibus Agreement was executed as of July 1, 2014 (as the same may be amended, supplemented or modified from time to time, the “Agreement”) by and among Valero Energy Corporation, Valero Energy Partners LP and the other parties thereto. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Agreement.
The Parties agree that, as of the date first written above, the Schedules to the Agreement are hereby amended and restated in their entirety to be as attached hereto (the “Amended Schedules”). Pursuant to Section 8.12 of the Agreement, such Amended Schedules shall replace the prior Schedules as of the date hereof and shall be incorporated by reference into the Agreement for all purposes.
Each of Parkway Pipeline LLC and Valero Partners Port Arthur, LLC hereby agree to be bound by all of the terms and provisions of the Agreement with the same force and effect as if it were originally a Party to the Agreement. For the avoidance of doubt, any terms or definitions used in the Agreement which refer to a Party referenced in the schedules thereto shall include Parkway Pipeline LLC and Valero Partners Port Arthur, LLC, as applicable, as set forth in the Amended Schedules. As amended hereby, the Agreement is hereby ratified and affirmed and shall continue in full force and effect.
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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment and Restatement of Schedules to Amended and Restated Omnibus Agreement on, and effective as of, the date first written above.

VALERO ENERGY CORPORATION By: /s/ R. Lane Riggs Name: R. Lane Riggs Title: Executive Vice President - Refining Operations and Engineering	VALERO MARKETING AND SUPPLY COMPANY By: /s/ R. Lane Riggs Name: R. Lane Riggs Title: Executive Vice President
VALERO TERMINALING AND DISTRIBUTION COMPANY By: /s/ R. Lane Riggs Name: R. Lane Riggs Title: Executive Vice President	THE PREMCOR REFINING GROUP INC. By: /s/ R. Lane Riggs Name: R. Lane Riggs Title: Executive Vice President
THE PREMCOR PIPELINE CO. By: /s/ R. Lane Riggs Name: R. Lane Riggs Title: Executive Vice President	VALERO ENERGY PARTNERS LP By: Valero Energy Partners GP LLC, its general partner By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
VALERO ENERGY PARTNERS GP LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS OPERATING CO. LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
VALERO PARTNERS EP, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS LUCAS, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
VALERO PARTNERS MEMPHIS, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS NORTH TEXAS, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer

Signature Page to Amendment and Restatement of Schedules

VALERO PARTNERS SOUTH TEXAS, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS WYNNEWOOD, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
VALERO PARTNERS LOUISIANA, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS HOUSTON, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
VALERO PARTNERS CORPUS EAST, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS CORPUS WEST, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
VALERO PARTNERS CCTS, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS MCKEE, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
VALERO PARTNERS MERAUX, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS THREE RIVERS, LLC By:/s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer
PARKWAY PIPELINE LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer	VALERO PARTNERS PORT ARTHUR, LLC By: /s/ Richard F. Lashway Name: Richard F. Lashway Title: President and Chief Operating Officer

Signature Page to Amendment and Restatement of Schedules

Schedule A
Environmental Matters
Notwithstanding any other provision in this Agreement or in any other Transaction Agreement to the contrary, and subject to the conditions set forth below:

1.	For purposes of this Schedule, the following terms shall have the meanings set forth below:
“API 653” means American Petroleum Institute (API) Standard 653 for Aboveground Storage Tanks.

“Corpus East Lease” means the Lease and Access Agreement (Corpus East Terminal) dated October 1, 2015, by and between Valero Refining-Texas, L.P., as Lessor, and Valero Partners Corpus East, LLC, as Lessee, in connection with the land on which the Corpus East Terminal Assets are located as more particularly described therein.

“Corpus East Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the Corpus East Terminal Assets.

“Corpus West Lease” means the Lease and Access Agreement (Corpus West Terminal) dated October 1, 2015, by and between Valero Refining-Texas, L.P., as Lessor, and Valero Partners Corpus West, LLC, as Lessee, in connection with the land on which the Corpus West Terminal Assets are located as more particularly described therein.

“Corpus West Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the Corpus West Terminal Assets.

“Houston Lease” means the Lease and Access Agreement (Houston Terminal) dated March 1, 2015, by and between Valero Refining-Texas, L.P., as Lessor, and Valero Partners Houston, LLC, as Lessee, in connection with the land on which the Houston Terminal Assets are located as more particularly described therein.

“Houston Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the Houston Terminal Assets.

“McKee Lease” means the Lease and Access Agreement (McKee Terminal) dated April 1, 2016, by and between Diamond Shamrock Refining Company, L.P., as Lessor, and Valero Partners McKee, LLC, as Lessee, in connection with the land on which the McKee Terminal Assets are located as more particularly described therein.

“McKee Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the McKee Terminal Assets.

“Meraux Lease” means the Lease and Access Agreement (Meraux Terminal) dated September 1, 2016, by and between Valero Refining-Meraux LLC, as Lessor, and Valero Partners Meraux, LLC, as Lessee, in connection with the land on which the Meraux Terminal Assets are located as more particularly described therein.

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“Meraux Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the Meraux Terminal Assets.

“Port Arthur Lease” means the Lease and Access Agreement (Port Arthur Terminal) dated November 1, 2017, by and between The Premcor Refining Group Inc., as Lessor, and Valero Partners Port Arthur, LLC, as Lessee, in connection with the land on which the Port Arthur Terminal Assets are located as more particularly described therein.

“Port Arthur Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the Port Arthur Terminal Assets.

“St. Charles Lease” means the Lease and Access Agreement (St. Charles Terminal) dated March 1, 2015 by and between Valero Refining-New Orleans, L.L.C., as Lessor, and Valero Partners Louisiana, LLC, as Lessee, in connection with the land on which the St. Charles Terminal Assets are located as more particularly described therein.

“St. Charles Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the St. Charles Terminal Assets.

“Three Rivers Lease” means the Lease and Access Agreement (Three Rivers Terminal) dated September 1, 2016, by and between Diamond Shamrock Refining Company, L.P., as Lessor, and Valero Partners Three Rivers, LLC, as Lessee, in connection with the land on which the Three Rivers Terminal Assets are located as more particularly described therein.

“Three Rivers Tanks” means the crude oil, intermediates and refined product storage tanks which are included in the Three Rivers Terminal Assets.

2.	As it relates to the Lucas Terminal and the West Memphis Terminal:

(a)
Valero shall indemnify the Partnership Group for the remediation of, other corrective actions required with respect to, and other Losses (if any) arising out of any Hazardous Substances on, under, about or migrating from the Lucas Terminal or the West Memphis Terminal prior to December 16, 2013 (collectively, “Existing Contamination Liabilities”) with respect to which Valero, prior to December 16, 2013 (i) received indemnification from a third party pursuant to a written agreement (an “Indemnification Agreement”) or (ii) placed a third party on notice that Valero believes such third party is legally liable (whether such liability arises by contract, statute, common law or otherwise); provided that such indemnification of the Partnership Group by Valero shall apply only if and to the extent that Valero is actually able to secure payment or performance by the third party with respect to the Existing Contamination Liabilities; and

(b)	As between Valero and the Partnership Group, Valero shall retain responsibility for Existing Contamination Liabilities to the extent, and only to the extent that Valero is

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actually able to secure payment or performance by a third party with respect to the Existing Contamination Liabilities as provided in paragraph (a) above.

(c)
The obligations of Valero under paragraphs (a) and (b) above are subject to the satisfaction of each of the following conditions, the failure of any one or more of which shall excuse Valero from its obligations, to the extent it is prejudiced thereby:

(i)
The Partnership Group shall fully cooperate with Valero and its designees in facilitating any remediation or other corrective action activities at the Lucas Terminal or West Memphis Terminal, as applicable, and in seeking to recover from third parties for any Existing Contamination Liabilities;

(ii)
The Partnership Group shall comply with all applicable requirements of any Indemnification Agreement that requires the cooperation or involvement of the owner of the Lucas Terminal or the West Memphis Terminal, as applicable, including any notifications or filings that must be made by the owner of the Lucas Terminal or the West Memphis Terminal, as applicable; provided that the Partnership Group has been made aware of the relevant requirements in such Indemnification Agreement; and

(iii)
No member of the Partnership Group shall take any actions or omit to act in any manner that would (A) violate or cause a violation of any of Valero’s obligations, or a waiver or release of any third party’s obligations, under any Indemnification Agreement or (B) otherwise relieve a third party of any of its legal obligations; in each case provided that the Partnership Group has been made aware of the relevant obligations.

3.	As it relates to the Houston Terminal Assets and St. Charles Terminal Assets:

(a)	For the following Houston Tanks and St. Charles Tanks (the “Houston/St. Charles Scheduled A Tanks”):

St. Charles Tanks: T-55-5, T-55-6, T-425-2, T-425-3, T-425-4, T-150-4, T-150-5, T-150-8, T-130-1, T-150-17, T-130-8, T-150-7, T-325-1, T-425-1, T-625-1, T-130-2 and T-130-5

Houston Tanks: 506 and either T-3 or T-5, at the Partnership Group’s election.

Valero and its Subsidiaries, Valero Refining-New Orleans, L.L.C. (“VRNO”), with respect to the St. Charles Tanks that are Houston/St. Charles Scheduled A Tanks, and Valero Refining-Texas, L.P. (“VRT”), with respect to the Houston Tanks that are Houston/St. Charles Scheduled A Tanks, acknowledge and agree that there currently exist obligations to complete the removal from service, cleaning, waste disposal, initial inspection and repairs to have the Houston/St. Charles Scheduled A Tanks ready for final API 653 inspection and fitness for duty. The Partnership Group shall control the completion of, and cooperate with VRNO and VRT on the logistics for completing these

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obligations and shall undertake the final inspection and return the Houston/St. Charles Scheduled A Tanks to service. Until completion of these obligations, Valero shall retain any environmental liability that arises from the pre-API 653 inspection conditions of the Houston/St. Charles Scheduled A Tanks and shall indemnify, defend and hold harmless each Group Member from Losses related to such retained environmental liability and any costs and expenses incurred by the Partnership Group in connection with the removal from service, cleaning, waste disposal, initial inspection and repairs to have the Houston/St. Charles Scheduled A Tanks ready for final API 653 inspection and fitness for duty. Without limitation to the other indemnification provisions of Section 2.1 of the Agreement, following the final API 653 inspection and written determination of fitness of duty, the Partnership Group shall assume any environmental liabilities related to the Houston/St. Charles Scheduled A Tanks arising thereafter.

(b)	For the following St. Charles Tanks (the “St. Charles Scheduled B Tanks”):
T-80-1, T-150-22 and T-150-24
Valero, (i) by and through VRNO with respect to the St. Charles Tanks that are St. Charles Scheduled B Tanks, represents and warrants that the St. Charles Scheduled B Tanks completed inspection on the date noted in the relevant inspection documentation and that the St. Charles Schedule B Tanks are in good working order and (ii) agrees to indemnify, defend and hold harmless each Group Member from any Losses that arise from a breach of such representation and warranty. Valero’s representations and warranties set forth in this Section 3(b) shall expire when the St. Charles Scheduled B Tanks are pulled from service for inspection, or the Identification Deadline, whichever comes first.

4.	As it relates to the Corpus East Terminal Assets and the Corpus West Terminal Assets:

(a)	For the following Corpus East Tanks and Corpus West Tanks (the “Corpus Christi Scheduled A Tanks”):
Corpus East Tanks: 177TK52, 177TK097, 177TK352, 177TK70, 177TK351, 177TK370 and 177TK098

Corpus West Tanks: 70TK108, 70TK150 and 70TK105

Valero and VRT acknowledge and agree that there currently exist obligations to complete the removal from service, cleaning, waste disposal, initial inspection and repairs to have the Corpus Christi Scheduled A Tanks ready for final API 653 inspection and fitness for duty. The Partnership Group shall control the completion of, and cooperate with VRT on the logistics for completing these obligations and shall undertake the final inspection and return the Corpus Christi Scheduled A Tanks to service. Until completion of these obligations, Valero shall retain any environmental liability that arises from the pre-API 653 inspection conditions of the Corpus Christi Scheduled A Tanks and shall

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indemnify, defend and hold harmless each Group Member from Losses related to such retained environmental liability and any costs and expenses incurred by the Partnership Group in connection with the removal from service, cleaning, waste disposal, initial inspection and repairs to have the Corpus Christi Scheduled A Tanks ready for final API 653 inspection and fitness for duty. Without limitation to the other indemnification provisions of Section 2.1 of the Agreement, following the final API 653 inspection and written determination of fitness of duty, the Partnership Group shall assume any environmental liabilities related to the Corpus Christi Scheduled A Tanks arising thereafter. In the event that (i) it is discovered that a Corpus East Tank or Corpus West Tank not listed above as part of the Corpus Christi Scheduled A Tanks was due or overdue for a timely API 653 inspection on the Closing Date, and (ii) Valero is notified in writing of such fact prior to the Identification Deadline, such Corpus East Tank or Corpus West Tank, as applicable, shall be deemed to be part of the Corpus Christi Scheduled A Tanks as of the Closing Date and subject to the provisions of this Section 4(a).

(b)	For the following Corpus East Tanks and Corpus West Tanks (the “Corpus Christi Scheduled B Tanks”):
Corpus East Tanks: 177TK350 and 177TK054

Corpus West Tanks: 50TK61, 70TK149 and 72TK111

Valero, (i) by and through VRT with respect to the Corpus East Tanks and Corpus West Tanks that are Corpus Christi Scheduled B Tanks, represents and warrants that the Corpus Christi Scheduled B Tanks completed inspection on the date noted in the relevant inspection documentation and that the Corpus Christi Schedule B Tanks are in good working order and (ii) agrees to indemnify, defend and hold harmless each Group Member from any Losses that arise from a breach of such representation and warranty. Valero’s representations and warranties set forth in this Section 4(b) shall expire when the Corpus Christi Scheduled B Tanks are pulled from service for inspection, or the Identification Deadline, whichever comes first.

5.	As it relates to the McKee Terminal Assets:

(a)	For the following McKee Tanks (the “McKee Scheduled A Tanks”):

McKee Tanks: TK200-M1, TK20-M7, TK34, TK300-M2, TK300-M3, TK551, TK5501, TK5502, TK167, TK148, TK1, TK5503 and TK4

Valero and its Subsidiary, Diamond Shamrock Refining Company, L.P. (“Diamond”), acknowledge and agree that there currently exist obligations to complete the removal from service, cleaning, waste disposal, initial inspection and repairs to have the McKee Scheduled A Tanks ready for final API 653 inspection and fitness for duty. The Partnership Group shall control the completion of, and cooperate with Diamond on the logistics for completing these obligations and shall undertake the final inspection and

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return the McKee Scheduled A Tanks to service. Until completion of these obligations, Valero shall retain any environmental liability that arises from the pre-API 653 inspection conditions of the McKee Scheduled A Tanks and shall indemnify, defend and hold harmless each Group Member from Losses related to such retained environmental liability and any costs and expenses incurred by the Partnership Group in connection with the removal from service, cleaning, waste disposal, initial inspection and repairs to have the McKee Scheduled A Tanks ready for final API 653 inspection and fitness for duty. Without limitation to the other indemnification provisions of Section 2.1 of the Agreement, following the final API 653 inspection and written determination of fitness of duty, the Partnership Group shall assume any environmental liabilities related to the McKee Scheduled A Tanks arising thereafter. In the event that (i) it is discovered that a McKee Tank not listed above as part of the McKee Scheduled A Tanks was due or overdue for a timely API 653 inspection on the Closing Date, and (ii) Valero is notified in writing of such fact prior to the Identification Deadline, such McKee Tank shall be deemed to be part of the McKee Scheduled A Tanks as of the Closing Date and subject to the provisions of this Section 5(a).

6.	As it relates to the Meraux Terminal Assets and the Three Rivers Terminal Assets:

(a)	For the following Meraux Tanks and Three Rivers Tanks (the “MTR Scheduled A Tanks”):

Meraux Tanks: TK55-7, TK80-15, TK80-16, TK150-1 and TK200-5

Three Rivers Tanks: TK35, TK40, TK43, TK218 and TK303

Valero and its Subsidiaries, Valero Refining-Meraux LLC (“VRM”), with respect to the Meraux Tanks that are MTR Scheduled A Tanks, and Diamond, with respect to the Three Rivers Tanks that are MTR Scheduled A Tanks, acknowledge and agree that there currently exist obligations to complete the removal from service, cleaning, waste disposal, initial inspection and repairs to have the MTR Scheduled A Tanks ready for final API 653 inspection and fitness for duty. The Partnership Group shall control the completion of, and cooperate with VRM and Diamond on the logistics for completing these obligations and shall undertake the final inspection and return the MTR Scheduled A Tanks to service. Until completion of these obligations, Valero shall retain any environmental liability that arises from the pre-API 653 inspection conditions of the MTR Scheduled A Tanks and shall indemnify, defend and hold harmless each Group Member from Losses related to such retained environmental liability and any costs and expenses incurred by the Partnership Group in connection with the removal from service, cleaning, waste disposal, initial inspection and repairs to have the MTR Scheduled A Tanks ready for final API 653 inspection and fitness for duty. Without limitation to the other indemnification provisions of Section 2.1 of the Agreement, following the final API 653 inspection and written determination of fitness of duty, the Partnership Group shall assume any environmental liabilities related to the MTR Scheduled A Tanks arising thereafter. In the event that (i) it is discovered that a Meraux Tank or Three Rivers Tank

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not listed above as part of the MTR Scheduled A Tanks was due or overdue for a timely API 653 inspection on the Closing Date, and (ii) Valero is notified in writing of such fact prior to the Identification Deadline, such Meraux Tank or Three Rivers Tank, as applicable, shall be deemed to be part of the MTR Scheduled A Tanks as of the Closing Date and subject to the provisions of this Section 6(a).

(b)	For the following Meraux Tanks and Three Rivers Tanks (the “MTR Scheduled B Tanks”):

Meraux Tanks: TK80-1, TK80-6, TK80-8, TK80-11, TK80-12, TK200-2 and TK200-7

Three Rivers Tanks: TK38, TK101, TK210, TK315, TK318, TK333, TK334, TK337 and TK340

Valero, (i) by and through VRM with respect to the Meraux Tanks and Diamond with respect to the Three Rivers Tanks that are MTR Scheduled B Tanks, represents and warrants that the MTR Scheduled B Tanks completed inspection on the date noted in the relevant inspection documentation and that the MTR Schedule B Tanks are in good working order and (ii) agrees to indemnify, defend and hold harmless each Group Member from any Losses that arise from a breach of such representation and warranty. Valero’s representations and warranties set forth in this Section 6(b) shall expire when the MTR Scheduled B Tanks are pulled from service for inspection, or the Identification Deadline, whichever comes first.

(c)	For the following Three Rivers Tanks: TK305, TK309, TK313 and TK317

Valero and its subsidiary Diamond, with respect to those certain Three Rivers Tanks TK305, TK309, TK313 and TK317 that are not MTR Scheduled A or B Tanks, acknowledge and agree that there currently exist obligations to complete certain repairs necessary for those tanks to comply with applicable regulations and therefore be fit for duty. The Partnership Group shall control the completion of, and cooperate with Diamond on, the logistics for completing all necessary repairs and inspections necessary for those tanks to return to service. Until completion of those obligations, Valero shall retain any environmental liability that arises from the preceding non-compliance with applicable regulations, and shall indemnify, defend and hold harmless each Group Member from Losses related to such retained environmental liability and any costs and expenses incurred by the Partnership Group in connection with the removal from service, cleaning, waste disposal, inspection and the making of any necessary repairs to have the tanks fit for duty. Without limitation to the other indemnification provisions of Section 2.1 of the Agreement, following the final inspection and written determination of fitness for duty of TK305, TK309, TK313 and TK317, the Partnership Group shall assume any and all environmental liabilities related to such tanks arising thereafter.

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7.	As it relates to the Port Arthur Terminal Assets:

(a)	For the following Port Arthur Tanks (the “PA Scheduled A Tanks”):

Port Arthur Tanks: 108, 109, 889 and 2137

Valero and its Subsidiary, The Premcor Refining Group Inc. (“PRG”) acknowledge and agree that there currently exist obligations to complete the removal from service, cleaning, waste disposal, initial inspection and repairs to have the PA Scheduled A Tanks ready for final API 653 inspection and fitness for duty. The Partnership Group shall control the completion of, and cooperate with PRG on the logistics for completing these obligations and shall undertake the final inspection and return the PA Scheduled A Tanks to service. Until completion of these obligations, Valero shall retain any environmental liability that arises from the pre-API 653 inspection conditions of the PA Scheduled A Tanks and shall indemnify, defend and hold harmless each Group Member from Losses related to such retained environmental liability and any costs and expenses incurred by the Partnership Group in connection with the removal from service, cleaning, waste disposal, initial inspection and repairs to have the PA Scheduled A Tanks ready for final API 653 inspection and fitness for duty. Without limitation to the other indemnification provisions of Section 2.1 of the Agreement, following the final API 653 inspection and written determination of fitness of duty, the Partnership Group shall assume any environmental liabilities related to the PA Scheduled A Tanks arising thereafter. In the event that (i) it is discovered that a Port Arthur Tank not listed above as part of the PA Scheduled A Tanks was due or overdue for a timely API 653 inspection on the Closing Date, and (ii) Valero is notified in writing of such fact prior to the Identification Deadline, such Port Arthur Tank, as applicable, shall be deemed to be part of the PA Scheduled A Tanks as of the Closing Date and subject to the provisions of this Section 7(a).

(b)	For the following Port Arthur Tanks (the “PA Scheduled B Tanks”):

Port Arthur Tanks: 77, 82, 100, 151, 896, 926, 1848, 1849, 2101, 2105, 2110, 2111, 2112, 2113, 2145, 2159, 2163 and 2164

Valero, (i) by and through PRG, represents and warrants that the PA Scheduled B Tanks completed inspection on the date noted in the relevant inspection documentation and that the PA Schedule B Tanks are in good working order and (ii) agrees to indemnify, defend and hold harmless each Group Member from any Losses that arise from a breach of such representation and warranty. Valero’s representations and warranties set forth in this Section 7(b) shall expire when the PA Scheduled B Tanks are pulled from service for inspection, or the Identification Deadline, whichever comes first.

(c)
Valero and PRG, acknowledge and agree that there currently exist obligations to install emission control sleeves on the slotted-guidepoles that penetrate the top of the roofs of the following Port Arthur Tanks 5, 77, 82, 284, 285, 896, 2106, 2113, 2182, 2183 and 2186 (the “Sleeve Tanks”). PRG has (i) commenced the installation of the necessary emission control sleeves (the “Emission Sleeve Installations”) on the Sleeve Tanks,

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other than those Sleeve Tanks that are in diesel or jet service (the “Distillate Sleeve Tanks”) and (ii) with respect to the Distillate Sleeve Tanks, petitioned the Texas Commission on Environmental Quality (the “TCEQ”) to clarify the Emission Sleeve Installations are not required for the Distillate Sleeve Tanks. As of the Closing Date, PRG has not received such clarification from the TCEQ on the Distillate Sleeve Tanks. Following the Closing Date, PRG shall cause the completion of, and cooperate with the Partnership Group, on the logistics for completing, the Emission Sleeve Installations and any inspections necessary for the Sleeve Tanks to return to service, provided however, if the TCEQ determines that the Emission Sleeve Installations are not required for the Distillate Sleeve Tanks, PRG shall not be obligated to make Emission Sleeve Installations on the Distillate Sleeve Tanks. Until completion of the Emission Sleeve Installations, Valero shall retain any environmental liability that arises from the preceding non-compliance with applicable regulations, and shall indemnify, defend and hold harmless each Group Member from any enforcement actions and any costs and expenses incurred by the Partnership Group resulting from the Sleeve Tanks lacking emission control sleeves. Without limitation to the other indemnification provisions of Section 2.1 of the Agreement, following the final inspection and written determination that the Emission Sleeve Installations are complete on the applicable Sleeve Tanks, or not required on the Distillate Sleeve Tanks, the Partnership Group shall assume any and all environmental liabilities related to the Sleeve Tanks arising thereafter.

(d)
Valero and PRG acknowledge that some or all of the Port Arthur Terminal Assets, other than the Port Arthur Tanks, may have been exposed to flooding due to Hurricane/Tropical Storm Harvey (the “Exposed Tank Farm Assets”). Valero, by and through PRG, has commenced and will continue to completion, the repair or replacement of those Exposed Tank Farm Assets that are in need of immediate repair or replacement due to flood water damage (the “Water Damage Repairs”). If the Water Damage Repairs have not been completed prior to the Effective Time (as defined in the Contribution Agreement (Port Arthur), dated as of November 1, 2017, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP), PRG shall control the completion of, and cooperate with the Partnership Group on, the logistics for completing all such repairs and inspections necessary for those Exposed Tank Farm Assets to return to service. Until completion of those obligations, Valero shall retain any liability that arises from the preceding Water Damage Repairs, and shall indemnify, defend and hold harmless each Group Member from Losses related to such Water Damage Repairs. Valero, by and through PRG, specifically represents and warrants that all Port Arthur Terminal Assets, including those Exposed Tank Farm Assets undergoing the Water Damage Repairs, are, or will be, upon completion of the Water Damage Repairs, in good working order and agrees to indemnify, defend and hold harmless each Group Member from any Losses that arise from a breach of such representation and warranty for a period of 18 months from the Effective Time. Valero’s representations and warranties set forth in this Section 7(d) shall expire on May 1, 2019.

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8.
As it relates to the St. Charles Terminal Assets, the Houston Terminal Assets, the Corpus East Terminal Assets, the Corpus West Terminal Assets, the McKee Terminal Assets, the Meraux Terminal Assets, the Three Rivers Terminal Assets and the Port Arthur Terminal Assets:

(a)
The Parties acknowledge that certain Facility Pipelines and Refinery Pipelines (as those terms are defined in the St. Charles Lease, the Houston Lease, the Corpus East Lease, the Corpus West Lease, the McKee Lease, the Meraux Lease, the Three Rivers Lease and the Port Arthur Lease) may be buried below ground. Valero by and through its Subsidiaries as the property owner or for other logistical or environmental reasons may, in its or their sole discretion, desire to relocate all or portions of those buried Facility Pipelines and Refinery Pipelines above ground. If Valero by and through its Subsidiaries desires to relocate all or portions of any buried Facility Pipelines or Refinery Pipelines above ground, Valero by and through its Subsidiaries shall give the Partnership Group written notice that it desires to raise certain sections of the Facility Pipelines and Refinery Pipelines and the Partnership Group and Valero by and through its Subsidiaries shall work together to set a schedule for such work. The cost of raising the Facility Pipelines and Refinery Pipelines shall be borne exclusively by Valero or its applicable Subsidiary performing the work.

(b)
The Partnership Group may also desire that certain of the buried Facility Pipelines be brought above ground. In its sole discretion, the Partnership Group may give notice to Valero or its applicable Subsidiary that it intends to raise certain sections of the Facility Pipelines and the Partnership Group and Valero by and through its Subsidiaries shall work together to set a schedule for such work and all such work shall be performed in compliance with the terms of the St. Charles Lease, the Houston Lease, the Corpus East Lease, the Corpus West Lease, the McKee Lease, the Meraux Lease, the Three Rivers Lease or the Port Arthur Lease, as applicable. In this case, the cost of raising the Facility Pipelines shall be borne exclusively by the Partnership Group or its applicable Subsidiary performing the work.

(c)
Until such time as the buried Facility Pipelines and Refinery Pipelines are raised above grade, there shall be a rebuttable presumption that any contamination found in connection with such buried Facility Pipelines and Refinery Pipelines occurred prior to the respective Closing Date and the liability for such contamination will remain with Valero and Valero shall indemnify, defend and hold harmless each Group Member from any Losses related to such retained liability. Valero may rebut this presumption by establishing by clear and convincing evidence that the contamination resulted from the Partnership Group operations.

9.
As it relates to the St. Charles Terminal Assets, the Houston Terminal Assets, the Corpus East Terminal Assets, the Corpus West Terminal Assets, the McKee Terminal Assets, the Meraux Terminal Assets, the Three Rivers Terminal Assets and the Port Arthur Terminal Assets, Valero, by and through its applicable Subsidiary, operates groundwater monitoring and remedial

Schedule A – Page 10

systems at the St. Charles Refinery, the Houston Refinery, the Corpus East Refinery, the Corpus West Refinery, the McKee Refinery, the Meraux Refinery, the Three Rivers Refinery and the Port Arthur Refinery and will retain the liability for contamination existing as of the Closing Date remediated through these systems and the obligation to maintain these existing systems until such time as the relevant Governmental Authority grants closure in writing or the Partnership Group and Valero mutually agree that further operation is not necessary. Further, in the case of the McKee Refinery, Valero will retain any liability arising out of groundwater contamination existing as of the Closing Date regardless of the currently known extent or remediation of such contamination. Valero shall indemnify, defend and hold harmless each Group Member from any Losses related to the retained liabilities described in this paragraph; provided, however, in the event that the Partnership Group has a release to the environment after the Closing Date and this release has a material adverse impact on the existing remedial system or triggers new remedial obligations, the Partnership Group shall reimburse Valero for the additional costs incurred as a result of the post-closure release.

10.
From time to time environmental and safety obligations may arise that the parties had not anticipated. The Partnership Group and Valero agree to cooperate and in good faith to fairly allocate the liabilities and to work cooperatively to minimize the cost of addressing any such environmental and safety obligations.

Schedule A – Page 11

Schedule B

Other Indemnification

None.

Schedule B – Page 1

Schedule C

General and Administrative Services

Administrative Fee

$13,192,500.00 per year. The portion of the Administrative Fee that relates to the Port Arthur Tanks and to Parkway Pipeline LLC, in the amount of $690,000.00, will be prorated for the remainder of the 2017 fiscal year based on the number of days from November 1, 2017 to December 31, 2017.

General and Administrative Services

Ad Valorem Tax Services
Accounting Services, including:

–	Accounting Governance

–	Corporate Accounting

–	Internal and External Reporting

–	Federal income tax services

–	Operations Accounting

–	State and local tax services

–	Transactional tax services

Business Development
Corporate Aviation and Travel Services
Corporate Communications and Public Relations
Corporate Development
Data Processing and Information Technology Services
Engineering and Project Management
Executive Oversight
Financial Accounting and Reporting
Foreign Trade Zone Reporting and Accounting (if applicable)
Governmental Affairs
Group Accounting
Health, Safety & Environmental Services
Human Resources Services
Internal Audit
Legal, including:

–	Acquisitions & Divestitures

Schedule C – Page 1

–	Commercial

–	Corporate

–	Environmental

–	Labor & Employment

–	Litigation support

–	Procurement / General Contracting

–	Regulatory

–	Tariff Maintenance
Office Services, including:

–	Clinic

–	Health Club

–	Mail Center/ Mail Services

–	Office Space including building maintenance

–	Security
Pipeline Control Center services*
Purchasing / Supply Chain Management
Records Management
Real Estate Management
Risk and Claims Management Services
Shareholder and Investor Relations
Treasury & Banking, including:

–	Finance Services

–	Cash Management

–	Credit Services

* When performing operational services with respect to Partnership facilities, personnel working in the Pipeline Control Center shall act at the direction of, and be subject to exclusive supervision by, the General Partner (acting in its capacity as the general partner of, and on behalf of, the Partnership)

Schedule C – Page 2

Schedule D
ROFO Assets

Set forth below is a list of each ROFO Asset and the corresponding ROFO Asset Owner. Please refer to the Registration Statement for a further description of each ROFO Asset.

ROFR Asset	ROFR Asset Owner

Hartford Crude Terminal	The Premcor Refining Group Inc.

Fannett Storage Facility	The Premcor Pipeline Co.

Exhibit D – Page 1

Schedule E

Certain ROFR Assets

Set forth below is a list of each ROFR Asset and the corresponding ROFR Asset Owner.

ROFR Asset	ROFR Asset Owner

McKee Products System(a)†	Valero Partners EP, LLC

Memphis truck rack(a)	Valero Partners Memphis, LLC

Lucas Crude System(a)	Valero Partners Lucas, LLC

McKee Crude System(b)	Valero Partners North Texas, LLC

Three Rivers Crude System(b)	Valero Partners South Texas, LLC

Wynnewood Products System(b)	Valero Partners Wynnewood, LLC

Houston Terminal Assets(c)	Valero Partners Houston, LLC

St. Charles Terminal Assets(c)	Valero Partners Louisiana, LLC

Corpus East Terminal Assets(d)	Valero Partners Corpus East, LLC

Corpus West Terminal Assets(d)	Valero Partners Corpus West, LLC

McKee Terminal Assets(e)	Valero Partners McKee, LLC

Meraux Terminal Assets(f)	Valero Partners Meraux, LLC

Three Rivers Terminal Assets(f)	Valero Partners Three Rivers, LLC

Parkway Products System(g)	Parkway Pipeline LLC

Port Arthur Terminal Assets(h)	Valero Partners Port Arthur, LLC

(a) Please refer to the Registration Statement for a further description of each such ROFR Asset.

(b) Please refer to the Purchase and Sale Agreement, dated as of July 1, 2014, by and among The Shamrock Pipe Line Corporation, Valero Plains Company LLC, VTDC, Valero Partners North Texas, LLC, Valero Partners South Texas, LLC and OLLC for a further description of the McKee Crude System and the Three Rivers Crude System. The Wynnewood Products System means the

Exhibit E – Page 1

assets and operations of Valero Partners Wynnewood, LLC as of the Closing Date with respect to such Purchase and Sale Agreement.

(c) The Houston Terminal Assets means the assets and operations of Valero Partners Houston, LLC, and the St. Charles Terminal Assets means the assets and operations of Valero Partners Louisiana, LLC, each as of the Closing Date with respect to the Contribution Agreement, dated as of March 1, 2015, by and among Valero Terminaling and Distribution Company, Valero Refining-New Orleans, L.L.C. and Valero Energy Partners LP.

(d) The Corpus East Terminal Assets means the assets and operations of Valero Partners Corpus East, LLC, and the Corpus West Terminal Assets means the assets and operations of Valero Partners Corpus West, LLC, each as of the Closing Date with respect to the Transaction Agreement, dated as of October 1, 2015, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

(e) The McKee Terminal Assets means the assets and operations of Valero Partners McKee, LLC as of the Closing Date with respect to the Contribution Agreement, dated as of April 1, 2016, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

(f) The Meraux Terminal Assets means the assets and operations of Valero Partners Meraux, LLC, and the Three Rivers Terminal Assets means the assets and operations of Valero Partners Three Rivers, LLC, each as of the Closing Date with respect to the Contribution Agreement, dated as of September 1, 2016, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

(g) The Parkway Products System means the assets and operations of Parkway Pipeline LLC, as of the Closing Date with respect to the Purchase and Sale Agreement (Parkway Pipeline), dated as of November 1, 2017, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

(h) The Port Arthur Terminal Assets means the assets and operations of Valero Partners Port Arthur, LLC, as of the Closing Date with respect to the Contribution Agreement (Port Arthur), dated as of November 1, 2017, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

† As described in the Registration Statement, Valero Partners EP, LLC owns a 33⅓% undivided interest in the McKee Products System, and the remainder of the system is owned by NuStar. The right of first refusal granted in Section 5.1 of the Agreement applies only to Valero Partners EP, LLC’s 33⅓% interest.

Exhibit E – Page 2

Schedule F

Valero Marks

Depiction	Mark	Goods/Services	Status	Application Number	Reg. Number	Reg. Date	Applicant
	V Valero Energy Partners LP & Design	Storage, distribution, transportation, shipping and delivery of oil, products derived from oil, renewable fuels such as ethanol and bio-diesel, and other hydrocarbon-based products via pipelines, trucks, railcars, and marine vessels (IC 39)	Application - Intent to Use, filing date August 9, 2013	Serial Number 86033483	4594277	8/26/14	Valero Energy Partners GP LLC
VALERO	VALERO (word mark)	Storage, distribution, transportation, shipping and delivery of oil, products derived from oil, renewable fuels such as ethanol and bio-diesel, and other hydrocarbon-based products via pipelines, trucks, railcars, and marine vessels (IC 39)	Application - Use in commerce, filing date August 1, 2013	Serial Number 86026506	4494828	3/11/14	Valero Marketing and Supply Company

Schedule F – Page 1

V Valero & Design	Storage, distribution, transportation, shipping and delivery of oil, products derived from oil, renewable fuels such as ethanol and bio-diesel, and other hydrocarbon-based products via pipelines, trucks, railcars, and marine vessels (IC 39)	Application - Use in commerce, filing date August 7, 2013	Serial Number 86031469	4494933	3/11/14	Valero Marketing and Supply Company
V & Design	Storage, distribution, transportation, shipping and delivery of oil, products derived from oil, renewable fuels such as ethanol and bio-diesel, and other hydrocarbon-based products via pipelines, trucks, railcars, and marine vessels (IC 39)	Application - Use in commerce, filing date August 5, 2013	Serial Number 86028938	4494906	3/11/14	Valero Marketing and Supply Company

Schedule F – Page 2

Schedule G

Prefunded Projects

Install new meters and line balance on Collierville crude pipeline
Install New Tank Mixers on Tanks 78 & 79 at Collierville
Collierville to Memphis P/L Guard Rails
Collierville Pipeline Integration
Lucas Tank Mixer Upgrades
Lucas Terminal Spare Motor
Lucas Install tank overfill protection
Memphis Truck Rack Additive Blending Install
Memphis Truck Rack Upgrade Oil/Water Separator
Memphis SCADA Network Integration
West Memphis Barge Additive Injection System
West Memphis Install Lab Building
West Memphis Install concrete under barge and receipt manifolds
West Memphis Tank Level Integration
Install debris deflector on Shorthorn pipeline at MM5

Exhibit G – Page 1

Schedule H

Transaction Agreements and Applicable Terms

1.
Contribution, Conveyance and Assumption Agreement, dated as of December 16, 2013, by and among the General Partner, the Partnership, Valero, OLLC, VTDC, Premcor Pipeline, Premcor Refining and Valero Refining Company-Tennessee, L.L.C.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
December 16, 2013	December 16, 2018	$10,000	$100,000	$200,000	$200,000

2.
Purchase and Sale Agreement, dated as of July 1, 2014, by and among The Shamrock Pipe Line Corporation, Valero Plains Company LLC, VTDC, Valero Partners North Texas, LLC, Valero Partners South Texas, LLC and Valero Partners Operating Co. LLC.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
July 1, 2014	July 1, 2019	$10,000	$100,000	$200,000	$200,000

3.	Contribution Agreement, dated as of March 1, 2015, by and among Valero Terminaling and Distribution Company, Valero Refining-New Orleans, L.L.C. and Valero Energy Partners LP.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
March 1, 2015	March 1, 2020	$10,000	$100,000	$200,000	$200,000

4.	Transaction Agreement, dated as of October 1, 2015, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
October 1, 2015	October 1, 2020	$10,000	$100,000	$200,000	$200,000

5.	Contribution Agreement, dated as of April 1, 2016, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
April 1, 2016	April 1, 2021	$10,000	$100,000	$200,000	$200,000

6.	Contribution Agreement, dated as of September 1, 2016, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
September 1, 2016	September 1, 2021	$10,000	$100,000	$200,000	$200,000

Exhibit H – Page 1

7.	Purchase and Sale Agreement (Parkway Pipeline), dated as of November 1, 2017, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
November 1, 2017	November 1, 2022	$10,000	$100,000	$200,000	$200,000

8.	Contribution Agreement (Port Arthur), dated as of November 1, 2017, by and between Valero Terminaling and Distribution Company and Valero Energy Partners LP.

Closing Date	Identification Deadline	Environmental De Minimis Loss	Environmental Deductible	Right-of-Way Deductible	Other Losses Deductible
November 1, 2017	November 1, 2022	$10,000	$100,000	$200,000	$200,000

Exhibit H – Page 2